UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019 (October 21, 2019)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1300 South Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(i)

On October 10, 2018, Paritz & Company, P.A. ("Paritz"), the independent registered public accounting firm of MJ Holdings, Inc. (the "Company"), announced its resignation effective on the same date. As a result, the Company's Board of Directors engaged Prager Metis CPAs, LLC (“Prager”) to serve as the Company's independent registered public accounting firm effective October 10, 2018.

On December 21, 2018 Prager, the independent registered public accounting firm of the Company advised the Company of its resignation effective on the same date.

On February 15, 2019 the Company’s Board of Directors engaged Marcum, LLP (“Marcum”) as its independent registered public accounting firm.

On October 21, 2019 the Company dismissed Marcum as the Company’s independent registered public accounting firm. As a result, the Company's Board of Directors engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) to serve as the Company's independent registered public accounting firm effective October 21, 2019.

(ii)

The reports of Marcum on the financial statements of the Company as of and for the fiscal year ended December 31, 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended December 31, 2018 contained an uncertainty about the Company’s ability to continue as a going concern.

The reports of Paritz on the financial statements of the Company as of and for the fiscal year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended December 31, 2017 contained an uncertainty about the Company’s ability to continue as a going concern.

(iii)

During the Company's fiscal year ended December 31, 2018 and the subsequent interim period from January 1, 2019 to the date of this report, and in connection with the audit of the Company's financial statements for such period, there were no disagreements (as such term is defined in Item 304 of Regulation S-K) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

During the Company's fiscal year ended December 31, 2017 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such period, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)

During the Company's fiscal years ended December 31, 2018 and 2017 and the subsequent interim period from January 1, 2019 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the following:

1) Marcum advised the Company that there were material weaknesses in the Company’s internal control over financial reporting.

(v)

During the Company's fiscal year December 31, 2018 and 2017 and the subsequent interim period from January 1, 2019 to the date of this report, the Company did not consult with Sadler Gibb regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)

The Company has provided Marcum with a copy of the disclosures in this report and has requested that Marcum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.2 to this report.

The Company has provided Prager with a copy of the disclosures in this report and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.3. to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Marcum, LLP dated October 25, 2019
16.2	Letter to Securities and Exchange Commission from Paritz & Company, P.A. dated October 25, 2019
16.3	Letter to Securities and Exchange Commission from Prager Metis CPAs, LLC dated October 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019	MJ HOLDINGS, INC.

	By:	/s/ Paris Balaouras
Paris Balaouras
Chief Executive Officer